Exhibit 23.2
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements of ION Geophysical Corporation:
(1)	Registration Statement (Form S-8 No. 33-54394) pertaining to the Input/Output, Inc. Amended 1990 Stock Option Plan and Amended and Restated 1991 Outside Directors’ Stock Option Plan,

(2)	Registration Statement (Form S-8 No. 33-46386) pertaining to the Input/Output, Inc. 1990 Restricted Stock Plan, 1990 Stock Option Plan and 1991 Directors’ Stock Option Plan,

(3)	Registration Statement (Form S-8 No. 33-85304) pertaining to the Input/Output, Inc. Amended 1990 Stock Option Plan and the Input/Output, Inc. Amended and Restated 1991 Outside Directors Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-14231) pertaining to the Input/Output, Inc. 1996 Non-Employee Director Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-24125) pertaining to the Input/Output, Inc. Employee Stock Purchase Plan,

(6)	Registration Statement (Form S-8 No. 333-80297) pertaining to the Input/Output, Inc. 1998 Restricted Stock Plan,

(7)	Registration Statement (Form S-8 No. 333-80299) pertaining to the Input/Output, Inc. Amended and Restated 1990 Stock Option Plan and the Input/Output, Inc. Amended and Restated 1996 Non-Employee Director Stock Option Plan,

(8)	Registration Statement (Form S-8 No. 333-36264) pertaining to the Input/Output, Inc. 2000 Restricted Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-49382) pertaining to the Input/Output, Inc. 2000 Long-Term Incentive Plan,

(10)	Registration Statement (Form S-8 No. 333-60950) pertaining to the Input/Output, Inc. Non-Employee Directors’ Retainer Plan,

(11)	Registration Statement (Form S-8 No. 333-112677) pertaining to the Input/Output, Inc. 2003 Employee Stock Option Plan,

(12)	Registration Statement (Form S-8 No. 333-116355) pertaining to the GX Technology Corporation Employee Stock Option Plan,

(13)	Registration Statement (Form S-8 No. 333-117716) pertaining to the Input/Output, Inc. Concept Systems Employment Inducement Stock Option Program,

(14)	Registration Statement (Form S-8 No. 333-123831) pertaining to the Input/Output, Inc. GX Technology Corp. Employment Inducement Stock Option Program and the Input/Output, Inc. April 2005 Inducement Equity Program,

(15)	Registration Statement (Form S-8 No. 333-125655) pertaining to the Input/Output, Inc. 2004 Long-Term Incentive Plan,

(16)	Registration Statement (Form S-8 No. 333-135775) pertaining to the Input/Output, Inc. Second Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan,

(17)	Registration Statement (Form S-3 No. 333-112263) of Input/Output, Inc.,

(18)	Registration Statement (Form S-3 No. 333-115345) of Input/Output, Inc.,

(19)	Registration Statement (Form S-3 No. 333-123632) of Input/Output, Inc.,

(20)	Registration Statement (Form S-8 No. 333-145274) pertaining to the Third Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan,

(21)	Registration Statement (Form S-3 No. 333-148235) of ION Geophysical Corporation,

(22)	Registration Statement (Form S-3 No. 333-149458) of ION Geophysical Corporation,

(23)	Registration Statement (Form S-8 No. 333-155378) pertaining to the Fourth Amended and Restated 2004 Long-Term Incentive Plan and the ARAM Systems Employee Inducement Stop Options Program,

(24)	Registration Statement (Form S-3 No. 333-155387) of ION Geophysical Corporation,

(25)	Registration Statement (Form S-3 No. 333-156362) of ION Geophysical Corporation,

(26)	Registration Statement (Form S-3 No. 333-156363) of ION Geophysical Corporation,

(27)	Registration Statement (Form S-3 No. 333-159898) of ION Geophysical Corporation,

(28)	Registration Statement (Form S-8 No. 333-167943) pertaining to the Fifth Amended and Restated 2004 Long-Term Incentive Plan and the ION Geophysical Corporation Employee Stock Purchase Plan, and

(29)	Registration Statement (Form S-3 No. 333-166200) of ION Geophysical Corporation,
of our report dated June 17, 2011, with respect to the consolidated financial statements of INOVA Geophysical Equipment Limited and subsidiaries as of December 31, 2010 and for the period from March 26, 2010 to December 31, 2010, included in this Form 10-K/A — Amendment No. 1 to Annual Report on Form 10-K of ION Geophysical Corporation for the year ended December 31, 2010.

Ernst and Young LLP

Calgary, Alberta
June 17, 2011